UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 30, 2017

(Date of earliest event reported)

Glu Mobile Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001‑33368	91‑2143667
(Commission File Number)	(IRS Employer Identification No.)

500 Howard Street, Suite 300 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 800‑6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

⃞ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

⃞ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

On January 30, 2017, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Glu Mobile Inc. (“Glu”) approved the Glu Mobile Inc. 2017 Executive Bonus Plan (the “Bonus Plan”) in which the following Glu executive officers (the “Executive Officers”) are eligible to participate:

•	Nick Earl, Glu’s President and Chief Executive Officer;
•	Eric R. Ludwig, Glu’s Executive Vice President, Chief Operating Officer and Chief Financial Officer;
•	Chris Akhavan, Glu’s Chief Revenue Officer;
•	Tim Wilson, Glu’s Chief Technology Officer; and
•	Scott Leichtner, Glu’s Vice President and General Counsel.

The material terms of the Bonus Plan are as follows:

•	Bonuses are earned and paid on an annual basis, and the Executive Officer must be employed by Glu when the bonus is paid to be eligible to receive a bonus.
•	Target bonus levels are a fixed percentage of the Executive Officer’s annual base salary as of December 31, 2017.
•	For each of the Executive Officers, the total bonus is awarded based on whether, and to the extent, Glu achieves the 2017 Annual Bookings goal.
•

To the extent that Glu achieves the 2017 Annual Bookings goal at a level equal to a specified minimum threshold that has been established by the Compensation Committee (the “Minimum Threshold”), then each Executive Officer will receive a bonus that equals 20% of his target bonus amount specified in the chart below.

•

If Glu generates 2017 Annual Bookings in excess of the Minimum Threshold, then each Executive Officer will be eligible to receive a larger bonus, which bonus can reach the maximum bonus amount specified in the chart below, which equals 200% of his target bonus amount, if Glu generates 2017 Annual Bookings equal to or greater than the maximum threshold that has been established by the Compensation Committee (the “Maximum Threshold”)

•

To the extent that Glu generates 2017 Annual Bookings between the Minimum Threshold and the Maximum Threshold, each Executive Officer’s bonus will be between 20% and 200% of his target bonus amount calculated based on a linear interpolation between certain intermediate 2017 Annual Bookings targets that have been established by the Compensation Committee.

The target and maximum bonus amounts for each of the Executive Officers under the Bonus Plan as of the date of the Bonus Plan’s adoption are set forth in the table below:

Executive Officer	2017 Target Percentage	2017 Maximum Percentage	2017 Salary	2017 Target Bonus	2017 Maximum Bonus
Nick Earl	100%	200%	$ 450,000	$ 450,000	$ 900,000
Eric R. Ludwig	100%	200%	$ 375,000	$ 375,000	$ 750,000
Chris Akhavan	100%	200%	$ 280,000	$ 280,000	$ 560,000
Tim Wilson	50%	100%	$ 285,000	$ 142,500	$ 285,000
Scott Leichtner	50%	100%	$ 305,000	$ 152,500	$ 305,000

The foregoing description of the Bonus Plan is qualified in its entirety by reference to the actual terms of the Bonus Plan, which is filed as Exhibit 99.01 to this report and is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.01	Glu Mobile Inc. 2017 Executive Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date: February 3, 2017	By:	/s/ Scott J. Leichtner
Name: Scott J. Leichtner
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.01	Glu Mobile Inc. 2017 Executive Bonus Plan.